UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

First Financial Bankshares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You
View The Material On The Internet.
You Will Be Asked To Follow The
Prompts To Vote Your Shares.

First Financial Bankshares, Inc. c/o Continental Proxy Services 1 State Street, New York, NY 10004	First Financial Bankshares, Inc. 400 Pine Street Abilene, TX 79601

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
Tuesday, April 26, 2022

Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2022 Annual Meeting of Shareholders of First Financial Bankshares, Inc. will be held in the Abilene Convention Center, 1100 North 6th Street, Abilene, TX 79601 on Tuesday, April 26, 2022 at 10:30 AM (Central time), for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	To elect eleven directors;
(2)	To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2022;
(3)	To conduct an advisory, non-binding vote on the compensation of named executive officers; and
(4)	To act on such other business as may properly come before the annual meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at: https://www.cstproxy.com/ffin/2022

First Financial Bankshares, Inc.

400 Pine Street, Abilene, TX 79601

Important Notice Regarding the Availability of Proxy Materials

For the 2022 Annual Meeting of Shareholders to be held on April 26, 2022

The following Proxy Materials are available to you to review at: https://www.cstproxy.com/ffin/2022

-	the Company’s Annual Report on Form 10-K or the year ended December 31, 2021
-	the Company’s 2022 Proxy Statement;
-	the Proxy Card; and
-	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 12, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,

or

By logging on to https://www.cstproxy.com/ffin/2022

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.